UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – August 21, 2007

                                                       MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, CT	06905
(Address of principal executive offices)	(zip code)

                Registrant’s telephone number, including area code   -   203-975-3700

                                                                                                 N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement

On August 21, 2007, MTM Technologies, Inc. ("MTM Technologies") and its subsidiaries (collectively with MTM Technologies, the "Companies") entered into:  (1) a secured Credit Facilities Agreement (the "Credit Facilities Agreement") among the Companies, GE Commercial Distribution Finance Corporation ("CDF"), as Administrative Agent, GECC Capital Markets Group, Inc., as Sole Lead Arranger and Sole Bookrunner, CDF and the other lenders listed on Exhibit 3 of the Credit Facilities Agreement and the signature pages thereto, as “Lenders”, providing a combined maximum availability of up to $34 million; (2) Amendment No. 2 (“Amendment No.2”) in connection with the Companies’ Credit Agreement dated November 23, 2005, as amended, with Columbia Partners, L.L.C. Investment Management, as Investment Manager (“CP Investment Management”); and National Electric Benefit Fund, as Lender (“NEBF”) (the “CP/NEBF Credit Agreement”); and (3) an Acknowledgement Agreement with respect to a Subordination Agreement, dated August 21, 2007, among CDF, for itself and as agent to the Lenders under the Credit Facilities Agreement, and Columbia Partners and the NEBF (the “Subordination Agreement”).

(1)           Credit Facilities Agreement

The Credit Facilities Agreement refinances the Companies’ prior senior lender facilities and is secured by a first priority lien on and security interest in substantially all of the present and future assets of the Companies, including the issued and outstanding stock of the Companies (other than MTM Technologies), except for permitted encumbrances (the "Collateral").  Credit and advances to the Companies pursuant to the Credit Facilities Agreement will be used to fund working capital, floor-planning and letter of credit needs. The initial advances were used to prepay all outstanding obligations of the Companies under the Companies’ existing revolving credit facility with CIT Group/Business Credit, Inc., as agent (“CIT”) and floor planning facility with Textron Financial Corporation (“Textron”), which facilities were terminated upon such prepayments in accordance with separate termination agreements, each dated August 21, 2007, which the Companies entered into with CIT with respect to the CIT facility and Textron with respect to the Textron facility, respectively. Terms not otherwise defined in this discussion have the meaning ascribed to them in the Credit Facilities Agreement.

The Revolving Credit Facility under the Credit Facilities Agreement encompasses a two year revolving credit facility, unless earlier terminated by the Companies or the Lenders, for up to $20 million, subject to a borrowing base based on eligible accounts receivable, minus the sum of any outstanding Swingline Loan, Floorplan Shortfall, Letter of Credit Exposure, and Bid Bonds, and certain other limitations.  All amounts under the Credit Facilities Agreement are due upon the termination thereof, subject to optional prepayment in accordance with the terms of the Credit Facilities Agreement, and mandatory repayment of any Swingline Loan in the event that any Lender fails to pay its allocated portion thereof.  Amounts borrowed under the Revolving Credit Facility bear interest at LIBOR plus 3%.

The Floorplan Loan Facility under the Credit Facilities Agreement is not a commitment to lend or advance funds but is a discretionary facility, for up to $14 million, unless terminated by the Companies or the Lenders, which allows the Companies to finance inventory purchases from vendors as may be approved by the Administrative Agent, the Companies’ anticipate may be on an up to 45-day interest-free basis in many cases.  Interest accrues after expiration of any applicable interest free period at a rate to be determined under each Transaction Statement, and not to exceed a maximum rate of 16% per annum in the event that the Companies object to the terms under any Transaction Statement.  Generally, the Companies would receive at least 60 days advance notice of a termination of the Floorplan Facility, during which period Companies would continue to be able to finance inventory purchases under the facility.

The Letter of Credit Facility under the Credit Facilities Agreement will allow the Companies to request standby letters of credit and commercial letters of credit for the account of the Companies from time to time up to the lesser of $2 million or then applicable availability limits less certain outstanding obligations of the Companies under the Credit Facilities Agreement.

The Credit Facilities Agreement will also give the Companies access to further potential purchase order financing through CDF’s own “Star” (Short Term Accounts Receivable) program.

The Credit Facilities Agreement requires, among other things, that the Companies maintain certain financial covenants including maximum Total Funded Indebtedness to EBITDA of not greater than 4.00 to 1.00 for each fiscal year; minimum EBITDA for each fiscal quarter; minimum excess cash/marketable securities plus availability of $1,500,000 for each calendar month; and minimum Liquidation Multiple 1.20 to 1.00 for each fiscal month; restriction on the Companies’ ability to incur certain additional indebtedness, and various customary provisions, including affirmative and negative covenants, representations and warranties and events of default. Upon an event of default, the Lenders may terminate the Credit Facilities Agreement and/or declare all amounts outstanding under the Credit Facilities Agreement immediately due and payable and exercise other remedies including foreclosure of the security for the obligations under the Credit Facilities Agreement.

The Companies will pay (i) on a monthly basis, an Unused Revolving Fee of 15 basis points on the difference between $20 million and the outstanding daily balance of the Revolving Loans (unless the Aggregate Revolving Loan, Swingline Loan and Letter of Credit Exposure is greater than 67% of $20 million), (ii) on an annual basis, an Annual Facility Fee of 20 basis points of the then-Aggregate Revolving Loan Commitment, (iii) letter of credit fees for each letter of credit issued pursuant to the Letter of Credit Facility of 3% per annum of the undrawn amount of such letter of credit plus a fronting fee of 0.125% of the face amount of each letter of credit, (iv), a closing fee to the Administrative Agent on the Credit Facilities Agreement, and (v) an annual management fee to the Administrative Agent.

The Credit Facilities Agreement is filed herewith as Exhibit 10.1.  The foregoing description of the Credit Facilities Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

The description of the CIT facility is qualified in its entirety by reference to the terms of such facility filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange

Commission on June 14, 2005, and to the modified terms thereof filed as Exhibit 10.1 to the Form 8-K subsequently filed with the SEC on June 21, 2007.

The description of the Textron facility is qualified in its entirety by reference to the terms of such facility filed as Exhibit 10.2 to the Form 8-K filed with the Securities and Exchange Commission on June 14, 2005 and to the modified terms thereof filed as Exhibit 10.1 to the Form 8-K subsequently filed with the SEC on June 21, 2007.

The press release dated August 22, 2007, announcing the Credit Facilities Agreement is attached as a Exhibit 99.1 to this Form 8-K and is incorporated herein by reference

(2)           Amendment No. 2

On November 23, 2005, the Companies entered into the CP/NEBF Credit Agreement with Columbia Partners, L.L.C. Investment Management, as Investment Manager, and National Electric Benefit Fund, as Lender, as amended by Amendment No. 1 on July 31, 2007.  As an inducement to CP Investment Management and NEBF (collectively, the “Junior Creditor”) to enter into a Subordination Agreement dated as of August 21, 2007 (the "Subordination Agreement") with CDF, for itself and agent to the Lenders under the Credit Facilities Agreement, the Companies entered into Amendment No. 2 to the CP/NEBF Credit Agreement. Pursuant to Amendment No. 2, the CP/NEBF Credit Agreement was extended until November 23, 2010; the Applicable Current Cash Rate of interest  will be reduced to 1% per annum through the firs anniversary of the Second Amendment Date, and then will increase to 2% per annum through the second anniversary and then will increase to 8% per annum thereafter.  The Payment Premium, due upon the Maturity Date, or earlier in the event of acceleration, will increase to 15% per annum for the period commencing on the Second Amendment Date.  Mandatory principal prepayments are also due upon the occurrence of a Liquidity Event or Partial Liquidity Event, generally involving a Change of Control or the issuance by the Companies of securities, the proceeds of which exceed $25,000,000.  Required financial covenants were also modified to coincide substantially with those under the Credit Facilities Agreement.  The Companies paid a one-time modification fee of $250,000, which was advanced under the Credit Facilities Agreement, and issued a Warrant to the NEBF for the right to purchase up to the maximum number of 700,000 shares of the Common Stock of MTM Technologies at a price per share of $1.17 per share, including customary cashless exercise provisions, provisions for equitable adjustment for stock splits, dividends, combinations, reorganizations, and similar events, and for ratable treatment with the Preferred Stock stockholders of MTM Technologies’ registration rights.  Subject to the terms of the Subordination Agreement, upon an event of default, the lenders under the CP/NEFB Credit Agreement may terminate such Credit Agreement and/or declare all amounts outstanding immediately due and payable and exercise other remedies including foreclosure of the security for the obligations under the CP/NEFB Credit Agreement, as amended.  Terms not otherwise defined in this discussion have the meaning ascribed to them in the CP/NEFB Credit Agreement, as amended.

Amendment No. 2 is filed herewith as Exhibit 10.2.  The foregoing description of Amendment No. 2 does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

The description of the CP/NEFB Credit Agreement is qualified in its entirety by reference to the terms of such CP/NEFB Credit Agreement filed as Exhibit 10.4 to the Form 8-K filed with the Securities and Exchange Commission on November 29, 2005.

The description of Amendment No. 1 to the CP/NEFB Credit Agreement is qualified in its entirety by reference to the terms of such amendment filed as Exhibit 10.5 to the Form 10-Q filed with the Securities and Exchange Commission on August 13, 2007.

(3)           Subordination Agreement

Pursuant to the Subordination Agreement, the Junior Creditor is entitled to receive (a) fee payments due at closing of Amendment No. 2, (b) regularly scheduled cash interest payments as and when due, and (c) mandatory principal prepayments due upon the occurrence of a Liquidity Event or Partial Liquidity Event, subject to prior notice thereof to the senior lenders and the failure by the senior lenders to issue a blockage notice. Notwithstanding the foregoing, payments described in (b) and (c) above may not be received by the Junior Creditor during any payment blockage period following a payment default or a non-payment default under the Senior Loan Documents. Blockage periods for non-payment defaults may not exceed 180 days in any year. Under the Subordination Agreement, the Junior Creditor also agrees not to exercise remedies under the CP/NEFB Credit Agreement until the earliest of the date that is 10 days following the date on which the senior lenders accelerate the senior debt, the date of commencement of a bankruptcy case against any Company or, in the case of acceleration payments under the CP/NEFB Credit Agreement, 120 days and in the case of other remedies, 180 days, after notice of default from the Lenders to the senior lenders.  Terms not otherwise defined in this discussion have the meaning ascribed to them in the Subordination Agreement.

The Subordination Agreement is filed herewith as Exhibit 10.3.  The foregoing description of the Subordination Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

ITEM 1.02    Termination of a Material Definitive Agreement

The initial advances under the Credit Facilities Agreement discussed in Item 1.01 above, were used to prepay all outstanding obligations of the Companies under the Companies’ existing revolving credit facility with CIT and floor planning facility with Textron, which facilities were terminated upon such prepayments in accordance with separate termination agreements, each dated August 21, 2007, which the Companies entered into with CIT with respect to the CIT facility and Textron with respect to the Textron facility, respectively.  Such initial advances were also inclusive of early termination fees in connection with such prepayments in the amounts of $62,500 and $37,500, respectively.

The termination agreements with CIT and Textron are filed herewith as Exhibits 10.4- and  10.5, respectively.

The description of the CIT facility is qualified in its entirety by reference to the terms of such facility filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on June 14, 2005, and to the modified terms thereof filed as Exhibit 10.1 to the Form 8-K subsequently filed with the SEC on June 21, 2007.

The description of the Textron facility is qualified in its entirety by reference to the terms of such facility filed as Exhibit 10.2 to the Form 8-K filed with the Securities and Exchange

Commission on June 14, 2005 and to the modified terms thereof filed as Exhibit 10.1 to the Form 8-K subsequently filed with the SEC on June 21, 2007.

The press release dated August 22, 2007, announcing the Credit Facilities Agreement is attached as a Exhibit 99.1 to this Form 8-K and is incorporated herein by reference

ITEM 2.03    Creation of a Direct Financial Obligation

Reference is made to the description of the Credit Facilities Agreement and Amendment No.2 in Item 1.01 hereof which are incorporated by reference herein.

ITEM 3.02    Unregistered Sales of Equity Securities

(a)    Date of sale and the title and amount of securities sold

As referenced in Item 1.01 above, on August 21, 2007, the Company sold to Columbia 700,000 Warrants in connection with the Subordination Agreement (the “Columbia Warrants”)

The description of the Columbia Warrant is qualified in its entirety by reference to the terms of the form of the Columbia Warrant attached hereto as Exhibit 10.6 which is incorporated herein by reference.

(b)    Consideration

The issuance of the Columbia Warrant was required by the terms of Amendment No. 2.

(c)    Exemption from Registration Claimed

The Company issued and sold the Columbia Warrant in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder. The Purchasers and the Lender received, or had access to, material information concerning the Company, including but not limited to, the Company's reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

(d)    Terms of Exercise

The Columbia Lender Warrant expires on August 21, 2007. The holder of the Columbia Warrant may exercise the purchase rights represented by the Columbia Warrant at any time. Cashless exercise is permitted and the holder of the Columbia Warrant may also pay the exercise price thereof by reduction of the principal amount of the Note. The purchase price per share at which the Columbia Warrant holder can purchase the Company's Common Stock is $1.17 per share.

As stated above, the description of the Columbia Warrant is qualified in its entirety by reference to the terms of the Lender Warrant attached hereto as Exhibit 10.6 which is incorporated herein by reference.

ITEM 9    Financial Statements and Exhibits

9.01           Financial Statements and Exhibits

(c)           Exhibits

Exhibit 10.1                                The Credit Facilities Agreement dated August 21, 2007

Exhibit 10.2                                Amendment No.2 dated August 21, 2007

Exhibit 10.3                                The Subordination Agreement dated August 21, 2007

Exhibit 10.4                                The termination agreements with CIT dated August 21, 2007

Exhibit 10.5                                The termination agreements with Textron dated August 21, 2007

Exhibit 10.6                                Columbia Warrant

Exhibit 99.1                        Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MTM TECHNOLOGIES, INC.
                                        (Registrant)

                                        By: /s/ Steve Stringer_____________________
                                        Steve Stringer
                                        President and Chief Operating Officer

August 23, 2007

EXHIBIT INDEX

Exhibit

Exhibit 10.1                                The Credit Facilities Agreement dated August 21, 2007

Exhibit 10.2                                Amendment No.2 dated August 21, 2007

Exhibit 10.3                                The Subordination Agreement dated August 21, 2007

Exhibit 10.4                                The termination agreements with CIT dated August 21, 2007

Exhibit 10.5                                The termination agreements with Textron dated August 21, 2007

Exhibit 10.6                                Columbia Warrant

Exhibit 99.1                                Press Release